SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 20, 2006

                                                 Commission File Number: 0-24081

                              QLINKS AMERICA, INC.
             (Exact name of registrant as specified in its charter)

 Colorado                                             90-0138998
(State or other jurisdiction of incorporation or  (I.R.S. Employer
 organization)                                    Identification No.)

           112 N. Rubey Drive, Suite 180                            80403
      (Address of principal executive offices)                    (Zip Code)

                                 (303) 328-3290
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

     The Company issued a News Release on August 15, 2006 as attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      Exhibit 99 - News Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 20, 2006                             QLINKS AMERICA, INC


                                                  By: /s/James O. Mulford
                                                  ---------------------
                                                  James O. Mulford,
                                                  President